Exhibit 10.84.2
                                                                  EXECUTION COPY


                                 AMENDMENT NO. 1

                            Dated as of June 23, 2004

                                       to

                                CREDIT AGREEMENT

                           Dated as of March 31, 2004

         THIS AMENDMENT NO. 1 ("Amendment") is made as of June 23, 2004 by and among Headwaters Incorporated (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and Bank One, NA (Main Office Chicago), as Administrative Agent (the "Agent"), under that certain Credit Agreement dated as of March 31, 2004 by and among the Borrower, the Lenders and the Agent (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

         WHEREAS, the Borrower has requested that the Aggregate Revolving Loan Commitment be increased from $50,000,000 to $75,000,000;

         WHEREAS, Bank of America, N.A. (the "New Lender") has agreed to provide, subject to the terms and conditions hereof, a new Revolving Loan Commitment in the aggregate amount of $25,000,000;

         WHEREAS, the Borrower, the Lenders party hereto, the New Lender and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto, the New Lender and the Agent have agreed to the following amendments to the Credit Agreement.

         1. Amendments to Credit Agreement. Effective as of June 23, 2004 (the "Effective Date") but subject to the satisfaction of the conditions precedent set forth in Section 2 below, (a) the Credit Agreement is amended to increase the Aggregate Revolving Loan Commitment to $75,000,000, (b) the New Lender is deemed to be a Lender for all purposes under the Credit Agreement and (c) the Commitment Schedule is amended and restated in its entirety to read as set forth on Annex A hereto. The Borrower hereby agrees to compensate each Lender for all losses, expenses and liabilities incurred by such Lender in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in
Section 2(a) below, in each case on the terms and in the manner set forth in
Section 3.4 of the Credit Agreement.

         2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Agent shall have administered the reallocation of the Aggregate Outstanding Revolving Credit Exposure on the Effective Date ratably among the Lenders after giving effect to the increase in the Aggregate Revolving Loan Commitment pursuant hereto and (b) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders, the New Lender and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (ii) copies of resolutions or actions of any other body authorizing the execution of this Amendment by each Credit Party, (iii) favorable written opinions of counsels to the Credit Parties, in form and substance reasonably acceptable to the Agent and its counsel and (iv) such other instruments and documents as are reasonably requested by the Agent.

         3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

         (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally; (ii) general equitable principles (whether considered in a proceeding in equity or at law); and (iii) requirements of reasonableness, good faith and fair dealing.

         (b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

         4. Reference to and Effect on the Credit Agreement.

         (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

         6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                            HEADWATERS INCORPORATED,
                                 as the Borrower

                            By: /s/ Steven G. Stewart
                                ---------------------------------
                            Name: Steven G. Stewart
                            Title:   CFO



                            BANK ONE, NA (MAIN OFFICE CHICAGO),
                            as Administrative Agent, as Swing Line Lender, as LC Issuer and as a Lender

                            By: /s/ Tony C. Nielsen
                                ---------------------------------
                            Name: Tony C. Nielsen
                            Title:  First V.P.


                            WELLS FARGO BANK, NA,
                            as a Lender


                            By: /s/ Troy S. Akagi
                                ---------------------------------
                            Name:  Troy S. Akagi
                            Title: Vice President


                            ZIONS FIRST NATIONAL BANK,
                            as a Lender


                            By: /s/ Tracy Groll
                                ---------------------------------
                            Name:  Tracy Groll
                            Title: Vice President

                            GUARANTY BANK,
                            as a Lender


                            By: /s/  Scott L. Brewer
                                ---------------------------------
                            Name:  Scott L. Brewer
                            Title:  Senior V. P.

                             BANK OF AMERICA, N.A.,
                             as the New Lender


                             By:  /s/ David R. Barney
                                ---------------------------------
                             Name: David R. Barney
                             Title: Senior Vice President

                        Signature Page to Amendment No.1
                             Headwaters Incorporated
                   Credit Agreement dated as of March 31, 2004
                            CONSENT AND REAFFIRMATION


         Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of March 31, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Headwaters Incorporated (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders") and Bank One, NA (Main Office Chicago), in its individual capacity as a Lender and in its capacity as contractual representative (the "Agent"), which Amendment No. 1 is dated as of June 23, 2004 (the "Amendment"). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  June 23, 2004

                                     COVOL SERVICES CORPORATION,
                                     HEADWATERS CLEAN COAL CORP.,
                                     HEADWATERS HEAVY OIL, INC.,
                                     HEADWATERS NANOKINETIX, INC.,
                                     HEADWATERS OLYSUB CORPORATION,
                                     HEADWATERS TECHNOLOGY INNOVATION
                                          GROUP, INC.,
                                     HTI CHEMICAL SUBSIDIARY, INC.
                                     HYDROCARBON TECHNOLOGIES, INC.

                                     By       /s/ Harlan M. Hatfield
                                     Name:    Harlan M. Hatfield
                                     Title:   Vice President, General Counsel
                                              and Secretary

                                     ACM GEORGIA, INC.,
                                     AMERICAN CONSTRUCTION MATERIALS, INC.,
                                     GLOBAL CLIMATE RESERVE CORPORATION,
                                     VFL TECHNOLOGY CORPORATION
                                     ISG RESOURCES, INC.,
                                     BEST MASONRY & TOOL SUPPLY, INC.,
                                     LEWIS W. OSBORNE, INC.,
                                     UNITED TERRAZZO SUPPLY CO., INC.,
                                     MAGNA WALL, INC.,
                                     ISG MANUFACTURED PRODUCTS, INC.,
                                     ISG PARTNER, INC.,
                                     ISG SERVICES CORPORATION,
                                     ISG SWIFT CRETE, INC.,
                                     DON'S BUILDING SUPPLY, L.P.,
                                     PALESTINE CONCRETE TILE COMPANY, L.P.,

                                     By       /s/ Curtis J. Brown
                                     Name:    Curtis J. Brown
                                     Title:   Secretary

                                               ANNEX A


                                        COMMITMENT SCHEDULE


                                    Revolving Loan Commitments

                                       Amount of Revolving             % of Aggregate Revolving
Lender                                  Loan Commitment                     Loan Commitment
------                                 -------------------             ------------------------
Bank of America, N.A.                    $25,000,000                           33.33%

Bank One, NA                             $15,000,000                           20%

Wells Fargo Bank, NA                     $12,500,000                           16.67%

Zions First National Bank                $12,500,000                           16.67%

Guaranty Bank                            $10,000,000                           13.33%
                                         -----------                           --
TOTAL                                    $75,000,000.00                       100%



                                        Term Loan Commitments


                                         Amount of Term                 % of Aggregate Term
Lender                                   Loan Commitment                  Loan Commitment
------                                   ---------------                --------------------
Bank One, NA                             $15,000,000                           30%

Wells Fargo Bank, NA                     $12,500,000                           25%

Zions First National Bank                $12,500,000                           25%

Guaranty Bank                            $10,000,000                           20%
                                         -----------                           --

TOTAL                                    $50,000,000.00                       100%